EXHIBIT 10.16



                              BOARD OF DIRECTORS
                          SANDWICH CO-OPERATIVE BANK
                            SANDWICH, MASSACHUSETTS
                               NOVEMBER 15, 1983


                                 PRESENTED BY:
                                 GEORGE SYLVIA
                            WILLIAM CONNELL AGENCY

                           DEFERRED INCOME AGREEMENT
                           -------------------------


    THE FOUNDATION OF THE PLAN IS AN AGREEMENT BETWEEN EACH DIRECTOR AND SANDWICH CO-OPERATIVE BANK.

    THE THREE MAIN PROVISIONS OF THE AGREEMENT ARE AS FOLLOWS:

          1.   THE DIRECTOR AGREES TO SERVE ON THE BOARD FOR FIVE YEARS, IF
               ELECTED.

          2. THE BANK WILL PAY THE DIRECTOR A FUTURE MONTHLY INCOME FOR TEN YEARS BEGINNING AT AGE 65. *

          3. IN THE EVENT OF THE DIRECTOR'S PREMATURE DEATH, THE BANK WILL MAKE SPECIFIED MONTHLY PAYMENTS TO THE DIRECTOR'S
               BENEFICIARY(IES).

    EACH DIRECTOR'S AGREEMENT IS CONTAINED IN A LATER SECTION OF THIS BOOK, THE AGREEMENTS CONFORM STRICTLY TO THE IRS DOCTRINES OF ECONOMIC BENEFIT AND CONSTRUCTIVE RECEIPT TO ASSURE PROPER TAX TREATMENT.

* The term or age may be different for each Director or see individual agreements.

                                    PAGE TWO

                               FUNDING THE PLAN
                               ----------------


    THE BANK HAS ACQUIRED AN AMOUNT OF KEY MAN INSURANCE ON THE LIFE OF EACH DIRECTOR CALCULATED TO MEET ITS OBLIGATIONS UNDER THE COMPENSATION AGREEMENT. As OWNER OF THE POLICY, THE BANK IS THE NAMED BENEFICIARY AND THE CASH VALUE IS AN UNRESTRICTED ASSET OF SANDWICH CO-OPERATIVE BANK.

    ANNUAL PREMIUMS WILL BE EQUAL TO THE DIRECTOR'S DEFERRAL SO THE BANK'S CASH FLOW WILL NOT BE CHANGED DURING THE FIVE YEAR DE FERRAL PERIOD. AFTER THE FIFTH YEAR, THE BANK WILL PAY ALL FUTURE PREMIUMS AND AFTER-TAX INTEREST COSTS WITH A POLICY LOAN. THE CASH VALUE OF THE POLICY WILL ALWAYS BE LARGE ENOUGH TO PROVIDE FOR THESE ANNUAL LOANS. AS A RESULT, THE BANK HAS A ZERO NET OUTLAY ANNUALLY AFTER THE FIFTH YEAR. (SEE EXHIBIT I ON PAGE 4.)

    ALL LOANS ARE MADE WITH THE AUTOMATIC LOAN PROVISION IN THE POLICY. THEREFORE, THERE IS NO ADMINISTRATIVE PROCEDURE REQUIRED BY THE BANK.

                                  PAGE THREE

                                   EXHIBIT I
                                   ---------
                  NET AFTER-TAX OUTLAY FOR INSURANCE PREMIUMS
                  -------------------------------------------

Director, Age 55 - Annual Deferral $3,000 for Five Years - Annual Premium $3,000

    (2)          (3)           (4)          (5)            (6)            (7)             (8)

                           Director's                   After-Tax     Policy Loan      Bank's Net
Director's      Annual       Annual       Annual      Interest Cost     (Co. 3 +     Outlay (Co. 3
    Age        Premium      Deferral     Interest     (.54 x Col.5)   Col.6-Col.4)    Col.6-Col.7)
- ----------     -------      --------     --------     ------------   -----------     ------------
 55            $3,000        $3,000      $     0   $           0      $      0        $  3,000
 56             3,000         3,000            0               0             0           3,000
 57             3,000         3,000            0               0             0           3,000
 58             3,000         3,000            0               0             0           3,000
 59             3,000         3,000            0               0             0           3,000
 60             3,000             0            0               0         3,000               0
 61             3,000             0          240             130         3,130               0
 62             3,000             0          480             260         3,260               0
 63             3,000             0          720             390         3,390               0
 64             3,000             0          960             520         3,520               0
 65             3,000             0        1,200             650         3,650               0
 66             3,000             0        1,440             780         3,780               0
 67             3,000             0        1,680             910         3,910               0
 68             3,000             0        1,920           1,040         4,040               0
 69             3,000             0        2,160           1,170         4,170               0
 70             3,000             0        2,400           1,300         4,300               0
 71             3,000             0        2,640           1,430         4,430               0
 72             3,000             0        2,880           1,560         4,560               0
 73             3,000             0        3,120           1,690         4,690               0
 74             3,000             0        3,360           1,820         4,820               0

                                   PAGE FOUR

                             INCOME TAX PROVISIONS
                             ---------------------

     TAX TREATMENT OF DEFERRED COMPENSATION HAS NEVER BEEN MORE FAVORABLE OR STATED MORE CLEARLY THAN THAT PROVIDED BY THE REVENUE ACT OF 1978.

FOR SANDWICH CO-OPERATIVE BANK:
- ------------------------------

     1.   ANNUAL PREMIUM DEPOSITS ARE NOT TAX DEDUCTIBLE. (IRC SEC. 264 (A)
          (1).) THE CASH VALUE, OWNED BY THE BANK, IS AN OFFSETTING ASSET. UNDER THE PRECEPTS OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS, THE ACTUAL INSURANCE EXPENSE IS THE EXCESS OF THE ANNUAL PREMIUM PAID OVER THE ANNUAL INCREASE IN CASH VALUE.
     2.   DEFERRED INCOME PAID UNDER THE AGREEMENT IS FULLY TAX DEDUCTIBLE.
     3.   POLICY PROCEEDS RECEIVED BY THE BANK ARE TAX-FREE.

FOR YOUR DIRECTORS:
- ------------------

     1. THE DIRECTOR HAS NO INCOME TAX LIABILITY UNTIL HE RECEIVES DEFERRED INCOME PAYMENTS.
     2.   DEFERRED INCOME PAYMENTS ARE TAXED AS ORDINARY INCOME.
     3. WHEN HE RECEIVES THE DEFERRED INCOME, THE DIRECTOR MAY BE IN A LOWER TAX BRACKET.
     4. ANY. INCOME, RECEIVED BY THE DIRECTOR"S FAMILY IS TAXED AS ORDINARY INCOME.

                                   PAGE FIVE

                                  EXHIBIT 11
                                  ----------
                TAX TREATMENT OF DEFERRED INCOME FOR DIRECTORS
                ----------------------------------------------
                       EXCERPT FROM REVENUE ACT OF 1978
                       --------------------------------

ACT SEC. 133; CLARIFICATION OF DEDUCTIBILITY OF PAYMENTS OF
     DEFERRED COMPENSATION, ETC., TO INDEPENDENT
     CONTRACTORS.

     ACT. SEC. 133 (A) IN GENERAL - SECTION 404 (RELATING TO DEDUCTION FOR CONTRIBUTIONS OF AN EMPLOYER TO AN EMPLOYEES TRUST OR ANNUITY PLAN AND COMPENSATION UNDER A DEFERRED PAYMENT PLAN) IS AMENDED BY INSERTING AFTER SUBSECTION (C) THE FOLLOWING NEW SUBSECTION:

                               CODE SEC. 404 (D)

     "(D) DEDUCTIBILITY OF PAYMENTS OF DEFERRED COMPENSATION ETC., TO INDEPENDENT CONTRACTORS. - IF A PLAN WOULD BE DESCRIBED IN SO MUCH OF SUBSECTION (A) AS PRECEDES PARAGRAPH (1) THEREOF (AS MODIFIED BY SUBSECTION
     (B) BUT FOR THE FACT THAT THERE IS NO EMPLOYER-EMPLOYEE RELATIONSHIP, THE CONTRIBUTIONS OR COMPENSATION -

          (l) SHALL NOT BE DEDUCTIBLE BY THE PAYOR THEREOF UNDER SECTION 162 OR 212, BUT

          "(2) SHALL (IF THEY WOULD BE DEDUCTIBLE UNDER THIS SUBSECTION FOR THE TAXABLE YEAR IN WHICH AN AMOUNT ATTRIBUTABLE TO THE. CONTRIBUTION OR COMPENSATION IS INCLUDIBLE IN THE GROSS INCOME OF THE PERSONS PARTICIPATING IN THE PLAN."

                                    PAGE SIX

              ACCOUNTING FOR YOUR DIRECTORS' DEFERRED INCOME PLAN
              ---------------------------------------------------

     THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS HAS NOT ESTABLISHED A STANDARD METHOD OF ACCOUNTING FOR DEFERRED IN COME PLANS FINANCED WITH KEY MAN LIFE INSURANCE.

     IT SEEMS CLEAR THAT THE KEY MAN INSURANCE AND THE DEFERRED COMPENSATION OBLIGATION MUST BE ACCOUNTED FOR SEPARATELY. THE MOST WIDELY ACCEPTED VIEWS APPEAR TO BE AS FOLLOWS:

     1.   Key Man Insurance is discussed in the Unofficial Accounting
          -----------------
          Interpretations of the AICPA. it states, "The generally accepted method of accounting for non-term insurance on the life of a corporate officer (or director) is to charge the increase in the cash surrender value of the policy to an asset account and to charge the remaining balance of the annual premium to expense (or income)".

     2.   Deferred Income Agreements constitute a future obligation of the Bank.
          --------------------------
          it this is considered to be a material amount, one method is to accrue a reserve equal to the present value of the payments at the time the payments are scheduled to commence. If the amount is not considered to be material, the deferred payments are expensed as paid.

     YOUR ACCOUNTANT WILL BE ABLE TO RECOMMEND GOOD ACCOUNTING PRACTICE BEST SUITED TO YOUR NEEDS. BRICK AND COMPANY IS ALWAYS AVAILABLE TO MEET WITH YOUR ACCOUNTANTS.

                                   PAGE SEVEN

                             ACTUARIAL ASSUMPTIONS
                             ---------------------

     THIS DEFERRED INCOME PLAN HAS BEEN DEVELOPED IN ACCORDANCE WITH SOUND ACTUARIAL PRINCIPLES. THE FOLLOWING ASSUMPTIONS HAVE BEEN MADE:

     1.   EACH DIRECTOR WILL REACH NORMAL LIFE EXPECTANCY.

     2. LIFE INSURANCE PREMIUMS WILL BE PAID THROUGHOUT THE DIRECTOR'S LIFETIME. THE BANK HAS A ZERO NET OUTLAY ANNUALLY AFTER THE FIFTH YEAR BECAUSE PREMIUMS AND AFTER-TAX INTEREST COSTS ARE PAID WITH POLICY LOANS. (SEE EXHIBIT I ON PAGE FOUR.)

     3. DEFERRED INCOME PAYMENTS, AS SPECIFIED IN THE AGREEMENT, WILL BE MADE BY THE BANK.

     4.   CURRENT DIVIDEND SCALES WILL BE MAINTAINED BY THE INSURANCE CARRIER.

     5. THE BANK WILL BE REIMBURSED FOR THE USE OF ITS FUNDS AT THE RATE OF 12% COMPOUNDED ANNUALLY (6% AFTER-TAX).

     6.   THE BANK'S MARGINAL INCOME TAX-BRACKET IS 30%.


     IF THESE ASSUMPTIONS ARE REALIZED, THE BANK WILL BE FULLY REIMBURSED FOR ITS OUTLAY PLUS INTEREST AT THE RATE OF 12% COM POUNDED ANNUALLY. THE NET COST TO THE BANK WILL BE THE SAME AS PAYING CURRENT CASH FEES.

                                  PAGE EIGHT

                            SUMMARY AND CONCLUSION
                            ----------------------

     THE PURPOSE OF THIS PROGRAM IS TO PROVIDE A MORE ATTRACTIVE MEANS OF COMPENSATION FOR SOME DIRECTORS OF SANDWICH CO-OPERATIVE BANK.


     THE BANK'S NET COST TO ADOPT THE PLAN IS DESIGNED TO BE THE SAME AS PAYING CURRENT CASH FEES. THIS PERMITS EACH BOARD MEMBER TO ELECT BETWEEN CURRENT AND FUTURE INCOME.

     THE CASH VALUE OF EACH INSURANCE POLICY IS AN UNRESTRICTED ASSET OF THE BANK, TO THE EXTENT THAT THE CASH VALUE EXCEEDS THE POLICY LOAN, THE BANK MAY BORROW THIS EXCESS TO GENERATE INCOME FOR THE BANK.

     A DIRECTOR COULD NOT DUPLICATE THIS ECONOMIC BENEFIT WITH HIS OWN AFTER-TAX DOLLARS. FOR THIS REASON, THE PROGRAM MAY BE FAR MORE VALUABLE TO HIM THAN CASH FEES TAXED AT A HIGH RATE.

     FINALLY, IT IS IMPORTANT TO RECOGNIZE THAT AN IMMEDIATE ESTATE ASSET IS CREATED FOR EACH DIRECTOR WHO PARTICIPATES. THERE IS NO OTHER MEANS OF PROVIDING THIS BENEFIT AT A COMPARABLE LOW NET COST.

                                   PAGE NINE